MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT 6

Payment Date:     28-Jun-96
Reporting Month:  May

                                                          Interest       Interest Principal
              Original   Original Integral     Record     Accrual        Payment  Payment      Ending         Remaining
  Class       Balance    Pct Pool Denomination Date       Factor         Factor   Factor       Balance        Principal
Class A1 $473,800,000.00 79.58%   $1,000.00    31-May-96  4.41126790  4.41126790  48.00929481 $399,943,417.74 0.84411865
Class A2  $75,912,000.00 12.75%   $1,000.00    31-May-96 12.50000000 12.50000000   0.00000000  $75,912,000.00 1.00000000
Class A3  $26,200,000.00  4.40%   $1,000.00    31-May-96  5.01096908  5.01096908   2.48847176  $25,345,265.29 0.96737654
Class A4   $6,000,000.00  1.01%   $1,000.00    31-May-96  5.50000000  5.50000000   0.00000000   $6,000,000.00 1.00000000

         $581,912,000.00                                                                      $507,200,683.03


MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT 6

Payment Date:         28-Jun-96
Reporting Month       May

Reserve Funds and Subordination

                            Initial Coverage     Beginning Coverage  Adjustments Losses Insured Balance  Ending Coverage
Type                          %       $            %       $              $         $       $            %      $
Pool Over Collateralization 2.26% $13,474,965.80 2.48% $13,474,965.80  $0.00     $0.00  $520,675,648.83 2.59% $13,474,965.80


Class                      Total Distribution
Surplus                              $430,381.54

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance          Current Balance
30+ Days                 9          $1,226,021             0.24%
60+ Days                 2            $223,054             0.04%
90+ Days                 4            $807,280             0.16%
Foreclosure              3            $415,625             0.08%
REO                      0                  $0             0.00%

Totals                  18          $2,671,980             0.51%

Advances on Delinquencies                                       $19,450.99
Non-Recoverable Advances on Delinquencies                            $0.00

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT 6

Payment Date:     28-Jun-96
Report Date:      May

Collateral Proceeds Account

Beginning Balance                                     $0.00

Deposits                                                               Withdrawals

Interest Net of Servicing Fee                 $3,654,761.02            Interest Payments       $3,203,246.12
Principal                                    $22,812,001.84            Principal Payments     $22,812,001.84
Deposits From Reserve Fund                            $0.00            Surplus                   $430,381.54
Other Deposits                                        $0.00            MBIA Fee                   $21,133.36
                                                                       Discount Principal Reserve      $0.00


Total Deposit                                $26,466,762.86            Total Withdrawals      $26,466,762.86



                                                                       Ending Balance                  $0.00


Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Monthly Payment Report

Payment Statement
MERIT 6

Payment Date:     28-Jun-96
Reporting Month:  May

          Class
          Interest       Beginning    Interest        Interest     Principal         Total     Applied    Ending
  Class    Rate          Balance       Accrual         Payment      Payment     Distribution   Losses     Balance     CUSIP
Class A1  5.933590% $422,690,221.62 $2,090,058.73 $2,090,058.73 $22,746,803.88 $24,836,862.61  $0.00 $399,943,417.74 589962AP4
Class A2 15.000000%  $75,912,000.00   $948,900.00   $948,900.00          $0.00    $948,900.00  $0.00  $75,912,000.00 589962AQ2
Class A3  6.200000%  $25,410,463.25   $131,287.39   $131,287.39     $65,197.96    $196,485.35  $0.00  $25,345,265.29 589962AR0
Class A4  6.600000%   $6,000,000.00    $33,000.00    $33,000.00          $0.00     $33,000.00  $0.00   $6,000,000.00 589962AS8

                    $530,012,684.87 $3,203,246.12 $3,203,246.12 $22,812,001.84 $26,015,247.96  $0.00 $507,200,683.03
Class    Priority    Principal Type Interest Type
Class A1 Senior      Sequential     Floater
Class A2 Senior      Sequential     Floater
Class A3 Senior      Sequential     Fixed
Class A4 Senior      Sequential     Fixed
